UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08565

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 12

This Form N-CSR relates solely to the Registrant’s Prudential Global Real Estate Fund (the “Fund”).

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2015
(The Fund changed its fiscal year end from March 31)

Date of reporting period:	10/31/2015

Item 1 –	Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL GLOBAL REAL ESTATE FUND

ANNUAL REPORT • OCTOBER 31, 2015

Objective

Capital appreciation and income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. Prudential Real Estate Investors, also known as PREI, is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. ©2015 Prudential Financial, Inc. and its related entities. PREI, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Global Real Estate Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2015. Please note that the Fund has changed its year-end fiscal date from March 31 to October 31. Going forward, the Fund’s annual and semi-annual reports will be based on the new fiscal year-end cycle, and will not affect the management or operation of the Fund.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Global Real Estate Fund

Prudential Global Real Estate Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Five Years	Ten Years	Since Inception
Class A	1.59%	45.86%	78.21%	—
Class B	0.88	40.87	65.89	—
Class C	0.88	40.87	65.89	—
Class Q	2.07	N/A	N/A	20.31% (8/23/13)
Class R	1.42	44.47	N/A	38.23 (6/16/08)
Class Z	1.91	48.10	83.35	—
S&P Developed Property Net Index	2.16	49.07	70.82	—
FTSE EPRA/NAREIT Developed Real Estate Net Index	1.84	45.93	72.61	—
S&P 500 Index	5.21	95.24	112.79	—
Lipper Global Real Estate Funds Average	1.55	44.34	63.39	—

Average Annual Total Returns (With Sales Charges) as of 9/30/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–2.47%	6.38%	4.60%	—
Class B	–2.45	6.70	4.45	—
Class C	1.50	6.84	4.45	—
Class Q	3.73	N/A	N/A	6.75% (8/23/13)
Class R	3.03	7.39	N/A	3.87 (6/16/08)
Class Z	3.57	7.93	5.50	—
S&P Developed Property Net Index	2.68	7.98	4.61	—
FTSE EPRA/NAREIT Developed Real Estate Net Index	2.73	7.54	4.71	—
S&P 500 Index	–0.61	13.33	6.79	—
Lipper Global Real Estate Funds Average	2.22	7.23	3.97	—

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Average Annual Total Returns (With Sales Charges) as of 10/31/15
	One Year	Five Years	Ten Years	Since Inception
Class A	–4.00%	6.63%	5.35%	—
Class B	–4.03	6.94	5.19	—
Class C	–0.10	7.09	5.19	—
Class Q	2.07	N/A	N/A	8.81% (8/23/13)
Class R	1.42	7.64	N/A	4.49 (6/16/08)
Class Z	1.91	8.17	6.25	—

Average Annual Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Five Years	Ten Years	Since Inception
Class A	1.59%	7.84%	5.95%	—
Class B	0.88	7.09	5.19	—
Class C	0.88	7.09	5.19	—
Class Q	2.07	N/A	N/A	8.81% (8/23/13)
Class R	1.42	7.64	N/A	4.49 (6/16/08)
Class Z	1.91	8.17	6.25	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Global Real Estate Fund (Class A shares) with a similar investment in the S&P Developed Property Net Index and S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2005) and the account values at the end of the current fiscal year (October 31, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including

Prudential Global Real Estate Fund	3

Your Fund’s Performance (continued)

management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for Class B, Class C, Class Q, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class. Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Q	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	None	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

S&P Developed Property Net Index

The S&P Developed Property Net Index is an unmanaged, weighted index that measures the investable universe of publicly traded property companies domiciled in developed markets. The cumulative total returns for the Index

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measured from the month-end closest to the inception date for Class Q shares through 10/31/15 are 21.96% and 45.13% for Class R shares. The average annual total returns for the Index measured from the month-end closest to the inception date for Class Q shares through 9/30/15 are 7.13% and 4.48% for Class R shares.

FTSE EPRA/NAREIT Developed Real Estate Net Index

The FTSE EPRA/NAREIT Developed Real Estate Net Index reflects the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the world. The cumulative total returns for the Index measured from the month-end closest to the inception date for Class Q shares through 10/31/15 are 21.53% and 41.85% for Class R shares. The average annual total returns for the Index measured from the month-end closest to the inception date for Class Q shares through 9/30/15 are 6.93% and 4.14% for Class R shares.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 502 stocks of large US public companies. It gives a broad look at how stock prices in the US have performed. The cumulative total returns for the Index measured from the month-end closest to the inception date for Class Q shares through 10/31/15 are 33.05% and 90.50% for Class R shares. The average annual total returns for the Index measured from the month-end closest to the inception date for Class Q shares through 9/30/15 are 10.32% and 8.08% for Class R shares.

Lipper Global Real Estate Funds Average

The Lipper Global Real Estate Funds Average (Lipper Average) is based on the average return for all funds in the Lipper Global Real Estate Funds category for the periods noted. Funds in the Lipper Average invest at least 25% but less than 75% of their equity portfolios in shares of companies engaged in the real estate industry that are strictly outside of the US or whose securities are principally traded outside of the US. The cumulative total returns for the Lipper Average measured from the month-end closest to the inception date for Class Q shares through 10/31/15 are 22.17% and 44.52% for Class R shares. The average annual total returns for the Lipper Average measured from the month-end closest to the inception date for Class Q shares through 9/30/15 are 7.31% and 4.38% for Class R shares.

Investors cannot invest directly in an index or average. Their returns do not include the effect of sales charges and operating expenses of a mutual fund or taxes and would be lower if they did. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/15
Mitsui Fudosan Co. Ltd., Diversified Real Estate Activities	3.9%
Simon Property Group, Inc., Retail REITs	3.8
Welltower, Inc., Health Care REITs	2.7
Sun Hung Kai Properties Ltd., Diversified Real Estate Activities	2.6
AvalonBay Communities, Inc., Residential REITs	2.5

Holdings reflect only long-term investments and are subject to change.

Prudential Global Real Estate Fund	5

Your Fund’s Performance (continued)

Five Largest Industries expressed as a percentage of net assets as of 10/31/15
Retail	22.3%
Diversified Real Estate Activities	15.5
Residential	12.0
Diversified	11.7
Office	11.0

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

For the 12-month reporting period ended October 31, 2015, the Prudential Global Real Estate Fund’s Class A shares rose by 1.59%, underperforming the 2.16% gain of the S&P Developed Property Net Index (the Index) but outperforming the 1.55% advance of the Lipper Global Real Estate Funds Average. The Fund underperformed the 5.21% return of the S&P 500 Index.

What were conditions like in the global real estate securities market?

During the reporting period, there was and still is a disconnect between real estate stock prices and underlying real estate values. Recent adverse performance in the global real estate securities market seems to be in stark contrast to direct global real estate markets. The valuation gap is bewildering when one views the global components. The series of recent REIT privatizations by major institutional investors in the US are testament to the disconnect between public and private market valuations.

Declining real estate values due to market expectations for rate increases in the current macroeconomic environment are counter to the direct real estate fundamentals: 1) supply is still limited and increasing rates will serve to further diminish new supply; 2) there is abundant capital in queues and on the sidelines to invest from both domestic institutions and foreign capital sources to purchase real estate assets in the US; 3) tenant demand for new space continues to outstrip new supply; 4) real estate returns are very competitive and look attractive versus equities and bonds; and 5) most institutional markets are currently at full occupancy, on average.

Commercial real estate fundamentals have remained very healthy. Commercial construction was modest, as it has been since the financial crisis. Given that vacancy rates are at or near all-time lows for many sectors, more supply could be implemented at this point in the cycle. However, banks have remained disciplined and capital for new construction is sparse. At the end of the reporting period, commercial real estate development was still 25% below its pre-crisis peak.

While PREI, also known as Prudential Real Estate Investors, remains cautious of property prices that have hit historic highs in some sectors of the real estate market, many sectors still offer compelling valuations for long-term investors. Property prices have been bolstered by the search for yield and competitive returns, relative to stretched stock and bond valuations.

Prudential Global Real Estate Fund	7

Strategy and Performance Overview (continued)

Which holdings or related groups of holdings made the largest positive and negative contributions to the Fund’s return?

•	Portfolio security selection was the driver of the Fund’s performance. Asset allocation was a slight detractor from performance.

•

North America contributed significantly to relative performance due to strong stock selection across the majority of sectors including hotel, health care, office, and retail. An underweight allocation to the specialty sector also had a positive impact on relative performance. Offsetting some of the gains was weak stock selection in the residential and storage sectors.

•

Europe added to relative performance, again the result of favorable security selection. The United Kingdom’s contribution to performance results for the period was noteworthy as stock selection was strong and an overweight allocation to the country beneficial. Security selection was also favorable in France and, to a lesser degree, in Ireland. An overweight allocation to Ireland also had a favorable impact. Underweight allocations to France and Spain were the only measurable detractors in the region.

•

As a region, Asia detracted from performance. The single largest factor dragging on results was unfavorable security selection in Japan. Also having a negative impact was an underweight position in Hong Kong.

Did any tactical shifts in portfolio risk characteristics, including significant sales and purchases, affect the Fund?

The most meaningful shift in the Fund was moving from an underweight position, relative to the benchmark, in North America, to an overweight position. Meanwhile, during the course of this period, Europe maintained a slight overweight allocation as the Asia Pacific region maintained a slight underweight allocation.

What is PREI’s outlook for the global real estate securities markets?

In the sixth year of an elongated economic cycle, REITs continue to improve operating fundamentals and may have the potential to deliver double-digit dividend and high single-digit cash flow growth in the next 12 months. REIT occupancies and rental rates are expected to continue to improve in 2016. Given the uncertainty around the direction of interest rates and global economic growth, it is expected that sector rotation or large sector investments could be tempting but not likely to consistently pay off for investors. PREI believes mergers and acquisition and privatization activity will continue to heat up as the market is coming off $21 billion in deals in 2015, the highest level since 2007.

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European equity markets (and public real estate markets) have now fully recovered from the August 2015 equity market sell-off following fears of a China slowdown. The European Central Bank’s (ECB) quantitative easing has pushed up financial asset (and real estate) prices already but the ECB has signaled that it is ready to take further measures if necessary to create inflation, and this is increasingly being incorporated into market expectations. While valuations in Europe are starting to look more demanding, interest rates will probably stay low across Europe (with the exception of the UK), extending the positive conditions for owning real estate.

In the Asia Pacific region, headwinds remain—China’s economic growth could falter. PREI views the Australian and Japanese real estate markets as the most robust. Expected monetary easing, coupled with a weak currency, relatively high property yields and healthy market fundamentals, have shaped an attractive Australian investment market, especially for foreign capital. PREI believes the Abe administration in Japan remains committed to attaining its GDP target, and the Bank of Japan is ready to act if the target is at risk.

Prudential Global Real Estate Fund	9

Comments on Largest Holdings

3.9%	Mitsui Fudosan Co. Ltd., Diversified Real Estate Activities

Mitsui Fudosan Co. Ltd. is a Japan-based real estate company that provides overall real estate services such as leasing, subdivision, construction, sales, and maintenance of office buildings and residential houses. The company also manufactures building materials, operates commercial facilities including hotels and golf courses, and provides financial services such as securitization of real estate properties.

3.8%	Simon Property Group, Inc., Retail REITs

Simon Property Group, Inc. is a self-administered and self-managed REIT. The company owns, develops, and manages retail real estate properties including regional malls, outlet centers, community/lifestyle centers, and international properties.

2.7%	Welltower, Inc., Health Care REITs

Welltower Inc. operates as a REIT that invests in senior housing and health care real estate properties. Welltower serves customers in the United States.

2.6%	Sun Hung Kai Properties Ltd., Diversified Real Estate Activities

Sun Hung Kai Properties Ltd., through its subsidiaries, develops and invests in properties. The company also operates hotels, manages properties, car parking, and transportation infrastructure. In addition, Sun Hung Kai operates a logistics business, construction, financial services, telecommunication, Internet infrastructure, and other services.

2.5%	AvalonBay Communities, Inc., Residential REITs

AvalonBay Communities, Inc. is a REIT that acquires, owns, and operates multifamily communities in the United States.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2015, at the beginning of the period, and held through the six-month period ended October 31, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Prudential Global Real Estate Fund	11

Fees and Expenses (continued)

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Global Real Estate Fund		Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$980.80	1.28%	$6.39
	Hypothetical	$1,000.00	$1,018.75	1.28%	$6.51

Class B	Actual	$1,000.00	$977.80	1.98%	$9.87
	Hypothetical	$1,000.00	$1,015.22	1.98%	$10.06

Class C	Actual	$1,000.00	$977.80	1.98%	$9.87
	Hypothetical	$1,000.00	$1,015.22	1.98%	$10.06

Class Q	Actual	$1,000.00	$983.40	0.80%	$4.00
	Hypothetical	$1,000.00	$1,021.17	0.80%	$4.08

Class R	Actual	$1,000.00	$980.50	1.48%	$7.39
	Hypothetical	$1,000.00	$1,017.74	1.48%	$7.53

Class Z	Actual	$1,000.00	$982.60	0.98%	$4.90
	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2015, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annualized expense ratios for the period ended October 31, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.27%	1.27%
B	1.97	1.97
C	1.97	1.97
Q	0.80	0.80
R	1.72	1.47
Z	0.97	0.97

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Global Real Estate Fund	13

Portfolio of Investments

as of October 31, 2015

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 100.0%

COMMON STOCKS

Australia 5.8%
Charter Hall Office, REIT (Escrow Shares)*	590,800	$—
Dexus Property Group, REIT	4,784,489	26,263,802
Federation Centres, REIT*	12,781,152	26,402,800
Goodman Group, REIT	5,325,085	22,846,556
Investa Office Fund, REIT	3,755,455	10,748,400
Lend Lease Group	1,987,699	18,281,810
Mirvac Group, REIT	15,619,356	19,965,371
Scentre Group, REIT	7,471,436	21,914,671
Stockland, REIT	3,465,525	9,946,222
Westfield Corp., REIT	6,343,739	46,024,532

		202,394,164

Canada 1.8%
Boardwalk Real Estate Investment Trust, REIT	316,891	13,018,801
Brookfield Canada Office Properties, REIT	456,162	9,579,542
Canadian Apartment Properties, REIT	944,933	19,453,653
Chartwell Retirement Residences	1,654,392	16,004,939
RioCan Real Estate Investment Trust, REIT	153,271	2,988,996

		61,045,931

France 2.9%
Fonciere des Regions, REIT	181,511	17,084,810
Klepierre, REIT	547,062	25,908,737
Unibail-Rodamco SE, REIT	209,510	58,313,112

		101,306,659

Germany 2.6%
ADO Properties SA, RegS, 144A*	431,184	11,024,025
Alstria Office REIT AG, REIT*(a)	913,297	12,742,914
LEG Immobilien AG*	168,699	13,449,565
TLG Immobilien AG	824,862	15,516,213
VIB Vermoegen AG	275,745	5,291,243
Vonovia SE	918,739	30,625,197

		88,649,157

See Notes to Financial Statements.

Prudential Global Real Estate Fund	15

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Hong Kong 7.7%
Cheung Kong Property Holdings Ltd.	6,506,276	$45,525,339
Hang Lung Properties Ltd.	3,500,000	8,563,880
Henderson Land Development Co. Ltd.	3,669,630	23,437,028
Hongkong Land Holdings Ltd.	7,479,700	56,172,547
Kerry Properties Ltd.	4,016,500	11,889,433
Sino Land Co. Ltd.	11,369,800	17,549,310
Sun Hung Kai Properties Ltd.	6,688,935	89,349,486
Wharf Holdings Ltd. (The)	2,670,000	15,887,673

		268,374,696

Ireland 1.4%
Green REIT PLC, REIT	8,856,180	15,301,058
Hibernia REIT PLC, REIT	13,645,568	20,197,205
Irish Residential Properties REIT PLC, REIT	10,987,514	13,532,314

		49,030,577

Japan 13.6%
Activia Properties, Inc., REIT	5,641	23,960,266
Daito Trust Construction Co. Ltd.	187,800	20,328,661
Daiwa House Industry Co. Ltd.	2,454,600	64,433,992
Daiwa House REIT Investment Corp., REIT	2,856	11,482,387
GLP J-REIT, REIT	15,282	15,206,538
Japan Post Holdings Co. Ltd.*	602,500	6,990,138
Japan Real Estate Investment Corp., REIT	1,674	7,738,034
Japan Retail Fund Investment Corp., REIT	5,527	10,704,539
Kenedix Retail REIT Corp., REIT	6,288	12,296,258
Mitsubishi Estate Co. Ltd.	2,958,780	63,455,442
Mitsui Fudosan Co. Ltd.	4,951,339	134,744,022
Nomura Real Estate Master Fund, Inc., REIT*	18,701	23,695,889
Sumitomo Realty & Development Co. Ltd.	1,885,252	62,078,286
Tokyo Tatemono Co. Ltd.	664,600	8,257,893
Tokyu Fudosan Holdings Corp.	979,200	6,882,942

		472,255,287

Mexico 0.3%
Prologis Property Mexico SA de CV, REIT*	5,600,457	9,317,255

Netherlands 0.4%
Eurocommercial Properties NV	283,183	13,505,629

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Singapore 3.5%
Ascendas Real Estate Investment Trust, REIT	9,435,400	$16,064,036
Cache Logistics Trust, REIT	16,448,800	11,788,091
CapitaLand Ltd.	4,350,400	9,596,605
Keppel REIT	35,075,600	24,140,396
Mapletree Commercial Trust, REIT	26,634,900	26,024,573
Suntec Real Estate Investment Trust, REIT	27,528,000	32,334,131

		119,947,832

Spain 0.4%
Axiare Patrimonio SOCIMI SA, REIT	1,027,510	14,670,893

Sweden 1.7%
Atrium Ljungberg AB (Class B Stock)	828,600	12,849,567
Fabege AB	913,802	14,517,400
Hufvudstaden AB (Class A Stock)	939,143	13,269,649
Kungsleden AB	1,317,915	9,870,530
Pandox AB*	497,928	8,118,876

		58,626,022

Switzerland 0.4%
PSP Swiss Property AG*	158,478	13,786,025

United Kingdom 7.9%
Big Yellow Group PLC, REIT	1,426,397	16,466,050
British Land Co. PLC (The), REIT	3,633,210	48,665,512
Derwent London PLC, REIT	369,422	22,062,872
Empiric Student Property PLC, REIT	7,814,331	13,199,375
Great Portland Estates PLC, REIT	2,120,146	29,035,914
Hammerson PLC, REIT	2,595,602	25,430,833
Kennedy Wilson Europe Real Estate PLC	384,663	7,092,202
Land Securities Group PLC, REIT	2,814,516	57,983,555
Segro PLC, REIT	3,624,468	25,107,073
Shaftesbury PLC, REIT	1,029,559	14,902,611
Tritax Big Box REIT PLC	7,691,464	15,260,088

		275,206,085

United States 49.6%
Acadia Realty Trust, REIT	817,589	26,890,502
Alexandria Real Estate Equities, Inc., REIT	309,099	27,738,544
Apartment Investment & Management Co., REIT (Class A Stock)	1,048,847	41,104,314

See Notes to Financial Statements.

Prudential Global Real Estate Fund	17

Portfolio of Investments

as of October 31, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

United States (cont’d.)
AvalonBay Communities, Inc., REIT	492,317	$86,071,781
Boston Properties, Inc., REIT	252,138	31,731,567
Camden Property Trust, REIT	925,802	68,314,930
Chesapeake Lodging Trust, REIT	918,007	25,281,913
Community Healthcare Trust, Inc.	571,166	10,458,049
CubeSmart, REIT	558,468	15,536,580
Duke Realty Corp., REIT	2,607,261	53,970,303
Empire State Realty Trust, Inc., REIT (Class A Stock)	1,579,538	28,147,367
Equinix, Inc., REIT(a)	140,020	41,541,134
Equity LifeStyle Properties, Inc., REIT	610,427	36,918,625
Equity One, Inc., REIT	1,623,184	43,144,231
Essex Property Trust, Inc., REIT	266,207	58,682,671
Extra Space Storage, Inc., REIT	700,416	55,500,964
First Industrial Realty Trust, Inc., REIT	1,533,996	33,257,033
First Potomac Realty Trust, REIT	2,322,425	27,381,391
General Growth Properties, Inc., REIT	2,783,380	80,578,851
Hilton Worldwide Holdings, Inc.	1,586,491	39,646,410
Hudson Pacific Properties, Inc., REIT	1,109,516	31,698,872
Kilroy Realty Corp., REIT	544,907	35,876,677
La Quinta Holdings, Inc.*	1,067,707	16,175,761
Monogram Residential Trust, Inc., REIT	2,153,131	21,229,872
National Retail Properties, Inc., REIT	1,508,963	57,340,594
New York REIT, Inc., REIT	6,030,991	68,753,297
Parkway Properties, Inc., REIT	1,520,304	25,434,686
Pennsylvania Real Estate Investment Trust, REIT	1,422,930	31,987,466
Physicians Realty Trust, REIT	1,223,501	19,551,546
Public Storage, REIT	166,273	38,153,003
Retail Properties of America, Inc., REIT (Class A Stock)	2,476,912	37,079,373
RLJ Lodging Trust, REIT	511,684	12,838,152
Senior Housing Properties Trust, REIT	1,653,926	25,123,136
Simon Property Group, Inc., REIT	660,039	132,971,457
Sovran Self Storage, Inc., REIT	401,646	40,112,386
Starwood Hotels & Resorts Worldwide, Inc.	72,792	5,813,897
Sunstone Hotel Investors, Inc., REIT	3,027,189	43,773,153
Taubman Centers, Inc., REIT	420,977	32,406,809
Tier REIT, Inc., REIT	799,753	11,652,401
UDR, Inc., REIT	1,221,612	42,096,749
Urban Edge Properties, REIT	805,492	19,122,380

See Notes to Financial Statements.

18

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

United States (cont’d.)
Weingarten Realty Investors, REIT	1,236,472	$44,216,239
Welltower, Inc., REIT	1,446,188	93,814,215

		1,719,119,281

TOTAL LONG-TERM INVESTMENTS (cost $3,076,573,412)		3,467,235,493

SHORT-TERM INVESTMENT 1.0%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $33,131,165; includes $24,478,000 of cash collateral for securities on loan)(Note 3)(b)(c)	33,131,165	33,131,165

TOTAL INVESTMENTS 101.0% (cost $3,109,704,577)(Note 5)		3,500,366,658
Liabilities in excess of other assets (1.0%)		(33,769,057)

NET ASSETS 100.0%		$3,466,597,601

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

OTC—Over-the-counter

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT—Real Estate Investment Trust

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $24,164,960; cash collateral of $24,478,000 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Fund remained in compliance. Securities on loan are subject to contractual netting arrangements.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

See Notes to Financial Statements.

Prudential Global Real Estate Fund	19

Portfolio of Investments

as of October 31, 2015 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$202,394,164	$—
Canada	61,045,931	—	—
France	—	101,306,659	—
Germany	16,315,268	72,333,889	—
Hong Kong	56,172,547	212,202,149	—
Ireland	33,729,519	15,301,058	—
Japan	23,695,889	448,559,398	—
Mexico	9,317,255	—	—
Netherlands	—	13,505,629	—
Singapore	—	119,947,832	—
Spain	—	14,670,893	—
Sweden	—	58,626,022	—
Switzerland	—	13,786,025	—
United Kingdom	22,352,290	252,853,795	—
United States	1,719,119,281	—	—
Affiliated Money Market Mutual Fund	33,131,165	—	—

Total	$1,974,879,145	$1,525,487,513	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, securities transferred levels as follows:

Investment in Securities	Amount Transferred	Level Transfer	Logic
Common Stocks	68,320,436	L1 to L2	Official Close to Model Price

See Notes to Financial Statements.

20

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2015 were as follows (Unaudited):

Retail REITs	22.3%
Diversified Real Estate Activities	15.5
Residential REITs	12.0
Diversified REITs	11.7
Office REITs	11.0
Specialized REITs	6.0
Real Estate Operating Companies	5.7
Industrial REITs	4.4
Health Care REITs	4.3
Hotel & Resort REITs	2.4
Hotels, Resorts & Cruise Lines	2.0%
Real Estate Development	1.8
Affiliated Money Market Mutual Fund (including 0.7% of collateral for securities on loan)	1.0
Health Care Facilities	0.5
Real Estate Management & Development	0.2
Life & Health Insurance	0.2

101.0
Liabilities in excess of other assets	(1.0)

100.0%

See Notes to Financial Statements.

Prudential Global Real Estate Fund	21

Statement of Assets & Liabilities

as of October 31, 2015

Assets
Investments at value, including securities on loan of $24,164,960:
Unaffiliated investments (cost $3,076,573,412)	$3,467,235,493
Affiliated investments (cost $33,131,165)	33,131,165
Receivable for investments sold	21,674,681
Dividends and interest receivable	9,881,723
Receivable for Fund shares sold	5,593,301
Tax reclaim receivable	2,809,288
Prepaid expenses	32,332

Total assets	3,540,357,983

Liabilities
Payable for investments purchased	32,769,098
Payable to broker for collateral for securities on loan	24,478,000
Payable for Fund shares reacquired	12,480,232
Management fee payable	2,247,921
Accrued expenses and other liabilities	1,325,618
Distribution fee payable	340,771
Affiliated transfer agent fee payable	116,710
Loan interest payable	2,032

Total liabilities	73,760,382

Net Assets	$3,466,597,601

Net assets were comprised of:
Shares of beneficial interest, at par	$142,053
Paid-in capital in excess of par	3,085,987,289

3,086,129,342
Distributions in excess of net investment income	(36,926,672)
Accumulated net realized gain on investment and foreign currency transactions	27,020,831
Net unrealized appreciation on investments and foreign currencies	390,374,100

Net assets, October 31, 2015	$3,466,597,601

See Notes to Financial Statements.

22

Class A
Net asset value and redemption price per share, ($576,897,522 ÷ 23,684,596 shares of beneficial interest issued and outstanding)	$24.36
Maximum sales charge (5.50% of offering price)	1.42

Maximum offering price to public	$25.78

Class B
Net asset value, offering price and redemption price per share, ($14,981,296 ÷ 625,977 shares of beneficial interest issued and outstanding)	$23.93

Class C
Net asset value, offering price and redemption price per share, ($175,965,470 ÷ 7,353,391 shares of beneficial interest issued and outstanding)	$23.93

Class Q
Net asset value, offering price and redemption price per share, ($304,042,350 ÷ 12,437,631 shares of beneficial interest issued and outstanding)	$24.45

Class R
Net asset value, offering price and redemption price per share, ($24,507,013 ÷ 1,008,314 shares of beneficial interest issued and outstanding)	$24.30

Class Z
Net asset value, offering price and redemption price per share, ($2,370,203,950 ÷ 96,942,761 shares of beneficial interest issued and outstanding)	$24.45

See Notes to Financial Statements.

Prudential Global Real Estate Fund	23

Statement of Operations

	Seven Months Ended October 31, 2015	Year Ended March 31, 2015
Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $3,724,357 and $3,807,882)	$53,609,158	$99,267,445
Affiliated dividend income	15,361	52,607
Affiliated income from securities lending, net	14,736	110,136

Total income	53,639,255	99,430,188

Expenses
Management fee	16,193,055	27,397,146
Distribution fee—Class A	1,338,247	2,946,096
Distribution fee—Class B	92,629	175,168
Distribution fee—Class C	1,063,401	1,781,766
Distribution fee—Class R	104,379	142,505
Transfer agent’s fees and expenses (including affiliated expense of $425,600 and $964,900)	3,466,000	5,867,000
Custodian and accounting fees	415,000	713,000
Shareholders’ reports	350,000	578,000
Registration fees	96,000	148,000
Trustees’ fees	43,000	88,000
Audit fee	27,000	26,000
Insurance expenses	23,000	31,000
Legal fees and expenses	21,000	43,000
Loan interest expense	19,303	3,565
Commitment fee	12,000	3,000
Miscellaneous	100,687	195,890

Total expenses	23,364,701	40,139,136
Less: Distribution fee waiver—Class R	(34,779)	(47,502)

Net expenses	23,329,922	40,091,634

Net investment income	30,309,333	59,338,554

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	90,548,660	137,482,612
Foreign currency transactions	(872,628)	(1,377,895)

	89,676,032	136,104,717

Net change in unrealized appreciation (depreciation) on:
Investments	(226,299,757)	313,363,798
Foreign currencies	51,562	(348,324)

	(226,248,195)	313,015,474

Net gain (loss) on investment and foreign currency transactions	(136,572,163)	449,120,191

Net Increase (Decrease) In Net Assets Resulting From Operations	$(106,262,830)	$508,458,745

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

	Seven Months Ended	Year Ended March 31,
	October 31, 2015	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income	$30,309,333	$59,338,554	$42,196,209
Net realized gain on investment and foreign currency transactions	89,676,032	136,104,717	8,184,770
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(226,248,195)	313,015,474	(22,296,738)

Net increase (decrease) in net assets resulting from operations	(106,262,830)	508,458,745	28,084,241

Dividends from net investment income (Note 1)
Class A	(8,952,094)	(25,473,520)	(14,750,509)
Class B	(132,982)	(348,114)	(316,264)
Class C	(1,540,266)	(3,775,204)	(2,579,891)
Class Q	(4,535,964)	(5,345,681)	(402,552)
Class R	(263,720)	(482,924)	(259,759)
Class Z	(33,754,922)	(70,432,085)	(33,737,431)

	(49,179,948)	(105,857,528)	(52,046,406)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	546,264,838	1,395,993,612	1,963,434,765
Net asset value of shares issued in reinvestment of dividends and distributions	32,742,788	73,076,454	35,243,399
Cost of shares reacquired	(991,987,073)	(966,875,419)	(796,801,321)

Net increase (decrease) in net assets from Fund share transactions	(412,979,447)	502,194,647	1,201,876,843

Total increase (decrease)	(568,422,225)	904,795,864	1,177,914,678

Net Assets:
Beginning of period	4,035,019,826	3,130,223,962	1,952,309,284

End of period	$3,466,597,601	$4,035,019,826	$3,130,223,962

See Notes to Financial Statements.

Prudential Global Real Estate Fund	25

Notes to Financial Statements

Prudential Investment Portfolios 12 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of four funds: Prudential Global Real Estate Fund (the “Fund”), Prudential US Real Estate Fund, Prudential Long-Short Equity Fund and Prudential Short Duration Muni High Income Fund. These financial statements relate only to Prudential Global Real Estate Fund. The financial statements of the other portfolios are not presented herein. The Trust was established as a Delaware business trust on October 24, 1997.

The Fund’s fiscal year has changed from an annual reporting period that ends March 31 to one that ends October 31. This change should have no impact on the way the Fund is managed. Shareholders will receive future annual and semi-annual reports on the new fiscal year-end schedule.

The investment objective of the Fund is capital appreciation and income. It seeks to achieve this objective by investing primarily in equity securities of real estate companies.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily

26

available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory Notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves,

Prudential Global Real Estate Fund	27

Notes to Financial Statements

continued

yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

28

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investments and currency transactions are calculated on the identified cost basis. Dividend income is recorded

Prudential Global Real Estate Fund	29

Notes to Financial Statements

continued

on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or a return of capital and recorded accordingly. These estimates are adjusted periodically when the actual sources of distributions is disclosed by the REITs.

Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax

30

differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Real Estate Investors (“PREI”), which is a business unit of Prudential Investment Management (“PIM”). The subadvisory agreement provides that each subadviser furnishes investment advisory services in connection with the management of the Fund. In connection therewith, each subadviser is obligated to keep certain books and records of the Fund. PI pays for the services of the subadvisers, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. On or about January 4, 2016, PIM will be renamed PGIM, Inc.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .75% of the Fund’s average daily net assets. The effective management fee rate, net of waivers and/or expense reimbursement, was .75% for the period ended October 31, 2015.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R, Class Q and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Prudential Global Real Estate Fund	31

Notes to Financial Statements

continued

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed to limit such fees to .50% of the average daily net assets of the Class R shares through February 28, 2017.

PIMS has advised the Fund that it has received $160,937 in front-end sales charges resulting from sales of Class A shares during the period ended October 31, 2015. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that it has received $2,912, $11,506 and $11,084 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively, during the period ended October 31, 2015.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. Earnings from securities lending are disclosed on the Statement of Operations as “Affiliated income from securities lending, net”. For the period ended October 31, 2015, PIM was compensated approximately $4,500 for the securities lending.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

32

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the period ended October 31, 2015, were $1,770,751,868 and $2,182,474,390, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in excess of net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized gain on investment and foreign currency transactions. For the period ended October 31, 2015, the adjustments were to decrease distributions in excess of net investment income and decrease accumulated net realized gain on investment and foreign currency transactions by $11,909,375 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, investments in passive foreign investment companies and other book to tax differences. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the period ended October 31, 2015, the tax character of dividends paid by the Fund were $49,179,948 of ordinary income. For the years ended March 31, 2015 and March 31, 2014, the tax character of dividends paid by the Fund were $105,857,528 and $52,046,406 of ordinary income, respectively.

As of October 31, 2015, the accumulated undistributed earnings on a tax basis were $90,160 of ordinary income and $53,813,452 of long-term capital gains. This differs from the amount on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other cost Basis Adjustments	Total Net Unrealized Appreciation
$3,173,514,030	$438,391,268	$(111,538,640)	$326,852,628	$(287,981)	$326,564,647

Prudential Global Real Estate Fund	33

Notes to Financial Statements

continued

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies. Other cost basis adjustments are attributable to net depreciation on foreign currency transactions.

The Fund utilized approximately $29,828,000 of its capital loss carryforward from prior years to offset net taxable gains realized in the fiscal period ended October 31, 2015.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A shares CDSC is waived for purchases by certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months of purchase. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for a sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

At October 31, 2015, Prudential through its affiliates owned 492 Class Q shares of the Fund.

34

The Trust has authorized an unlimited number of shares of beneficial interest, $.001 par value per share, divided into six classes, designated Class A, Class B, Class C, Class Q, Class R and Class Z.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Seven months ended October 31, 2015:
Shares sold	5,222,185	$128,049,616
Shares issued in reinvestment of dividends and distributions	320,758	7,850,642
Shares reacquired	(20,352,569)	(505,225,293)

Net increase (decrease) in shares outstanding before conversion	(14,809,626)	(369,325,035)
Shares issued upon conversion from other share class(es)	132,104	3,227,995
Shares reacquired upon conversion into other share class(es)	(708,537)	(16,871,313)

Net increase (decrease) in shares outstanding	(15,386,059)	$(382,968,353)

Year ended March 31, 2015:
Shares sold	12,966,154	$316,542,363
Shares issued in reinvestment of dividends and distributions	963,240	23,359,198
Shares reacquired	(11,659,586)	(284,914,719)

Net increase (decrease) in shares outstanding before conversion	2,269,808	54,986,842
Shares issued upon conversion from other share class(es)	289,497	7,084,155
Shares reacquired upon conversion into other share class(es)	(4,483,116)	(110,631,370)

Net increase (decrease) in shares outstanding	(1,923,811)	$(48,560,373)

Year ended March 31, 2014:
Shares sold	22,218,572	$496,714,341
Shares issued in reinvestment of dividends and distributions	623,153	13,137,208
Shares reacquired	(11,409,413)	(254,092,121

Net increase (decrease) in shares outstanding before conversion	11,432,312	255,759,428
Shares issued upon conversion from other share class(es)	237,565	5,327,415
Shares reacquired upon conversion into other share class(es)	(422,774)	(9,498,759

Net increase (decrease) in shares outstanding	11,247,103	$251,588,084

Prudential Global Real Estate Fund	35

Notes to Financial Statements

continued

Class B	Shares	Amount
Seven months ended October 31, 2015:
Shares sold	8,230	$199,424
Shares issued in reinvestment of dividends and distributions	4,439	106,792
Shares reacquired	(47,691)	(1,135,330)

Net increase (decrease) in shares outstanding before conversion	(35,022)	(829,114)
Shares reacquired upon conversion into other share class(es)	(30,349)	(711,691)

Net increase (decrease) in shares outstanding	(65,371)	$(1,540,805)

Year ended March 31, 2015:
Shares sold	88,270	$2,098,258
Shares issued in reinvestment of dividends and distributions	11,796	282,370
Shares reacquired	(78,780)	(1,887,471)

Net increase (decrease) in shares outstanding before conversion	21,286	493,157
Shares reacquired upon conversion into other share class(es)	(88,455)	(2,112,643)

Net increase (decrease) in shares outstanding	(67,169)	$(1,619,486)

Year ended March 31, 2014:
Shares sold	256,969	$5,768,885
Shares issued in reinvestment of dividends and distributions	12,857	266,845
Shares reacquired	(171,547)	(3,758,755)

Net increase (decrease) in shares outstanding before conversion	98,279	2,276,975
Shares reacquired upon conversion into other share class(es)	(79,304)	(1,711,913)

Net increase (decrease) in shares outstanding	18,975	$565,062

Class C
Seven months ended October 31, 2015:
Shares sold	483,795	$11,703,303
Shares issued in reinvestment of dividends and distributions	51,519	1,239,457
Shares reacquired	(773,362)	(18,512,895)

Net increase (decrease) in shares outstanding before conversion	(238,048)	(5,570,135)
Shares reacquired upon conversion into other share class(es)	(108,574)	(2,602,763)

Net increase (decrease) in shares outstanding	(346,622)	$(8,172,898)

Year ended March 31, 2015:
Shares sold	2,058,000	$49,259,580
Shares issued in reinvestment of dividends and distributions	125,340	2,999,406
Shares reacquired	(1,073,612)	(25,751,267)

Net increase (decrease) in shares outstanding before conversion	1,109,728	26,507,719
Shares reacquired upon conversion into other share class(es)	(234,772)	(5,643,856)

Net increase (decrease) in shares outstanding	874,956	$20,863,863

Year ended March 31, 2014:
Shares sold	2,471,770	$55,293,810
Shares issued in reinvestment of dividends and distributions	94,903	1,971,076
Shares reacquired	(1,277,101)	(27,935,864)

Net increase (decrease) in shares outstanding before conversion	1,289,572	29,329,022
Shares reacquired upon conversion into other share class(es)	(148,926)	(3,283,564)

Net increase (decrease) in shares outstanding	1,140,646	$26,045,458

36

Class Q*	Shares	Amount
Seven months October 31, 2015:
Shares sold	970,897	$23,530,737
Shares issued in reinvestment of dividends and distributions	144,400	3,546,893
Shares reacquired	(1,525,372)	(36,799,903)

Net increase (decrease) in shares outstanding before conversion	(410,075)	(9,722,273)
Shares issued upon conversion from other share class(es)	3,509,956	89,070,924

Net increase (decrease) in shares outstanding	3,099,881	$79,348,651

Year ended March 31, 2015:
Shares sold	6,589,766	$163,744,981
Shares issued in reinvestment of dividends and distributions	219,335	5,345,681
Shares reacquired	(1,128,400)	(28,587,525)

Net increase (decrease) in shares outstanding before conversion	5,680,701	140,503,137
Shares issued upon conversion from other share class(es)	1,266,853	32,318,414

Net increase (decrease) in shares outstanding	6,947,554	$172,821,551

Period ended March 31, 2014:
Shares sold	1,557,812	$34,575,839
Shares issued in reinvestment of dividends and distributions	18,508	402,552
Shares reacquired	(43,529)	(976,758)

Net increase (decrease) in shares outstanding before conversion	1,532,791	34,001,633
Shares issued upon conversion from other share class(es)	857,405	18,399,911

Net increase (decrease) in shares outstanding	2,390,196	$52,401,544

Class R
Seven months October 31, 2015:
Shares sold	326,470	$7,948,073
Shares issued in reinvestment of dividends and distributions	9,752	238,202
Shares reacquired	(275,759)	(6,676,899)

Net increase (decrease) in shares outstanding before conversion	60,463	1,509,376
Shares reacquired upon conversion into other share class(es)	(613)	(14,824)

Net increase (decrease) in shares outstanding	59,850	$1,494,552

Year ended March 31, 2015:
Shares sold	623,726	$15,285,878
Shares issued in reinvestment of dividends and distributions	17,493	423,774
Shares reacquired	(314,215)	(7,703,919)

Net increase (decrease) in shares outstanding	327,004	$8,005,733

Year ended March 31, 2014:
Shares sold	460,601	$10,318,292
Shares issued in reinvestment of dividends and distributions	9,972	209,198
Shares reacquired	(422,226)	(9,308,285)

Net increase (decrease) in shares outstanding	48,347	$1,219,205

Prudential Global Real Estate Fund	37

Notes to Financial Statements

continued

Class Z	Shares	Amount
Seven months October 31, 2015:
Shares sold	15,232,971	$374,833,685
Shares issued in reinvestment of dividends and distributions	804,401	19,760,802
Shares reacquired	(17,389,080)	(423,636,753)

Net increase (decrease) in shares outstanding before conversion	(1,351,708)	(29,042,266)
Shares issued upon conversion from other share class(es)	807,297	19,368,519
Shares reacquired upon conversion into other share class(es)	(3,607,232)	(91,466,847)

Net increase (decrease) in shares outstanding	(4,151,643)	$(101,140,594)

Year ended March 31, 2015:
Shares sold	34,491,176	$849,062,552
Shares issued in reinvestment of dividends and distributions	1,669,934	40,666,025
Shares reacquired	(25,000,650)	(618,030,518)

Net increase (decrease) in shares outstanding before conversion	11,160,460	271,698,059
Shares issued upon conversion from other share class(es)	4,686,825	116,101,843
Shares reacquired upon conversion into other share class(es)	(1,461,003)	(37,116,543)

Net increase (decrease) in shares outstanding	14,386,282	$350,683,359

Year ended March 31, 2014:
Shares sold	60,109,236	$1,360,763,598
Shares issued in reinvestment of dividends and distributions	907,537	19,256,520
Shares reacquired	(22,470,809)	(500,729,538)

Net increase (decrease) in shares outstanding before conversion	38,545,964	879,290,580
Shares issued upon conversion from other share class(es)	564,326	12,717,240
Shares reacquired upon conversion into other share class(es)	(1,013,249)	(21,950,330)

Net increase (decrease) in shares outstanding	38,097,041	$870,057,490

*	Commencement of offering was August 23, 2013.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the

38

SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the period ended October 31, 2015. The average daily balance for the 63 days that the Fund had loans outstanding during the period was $7,664,714 borrowed at a weighted average interest rate of 1.44%. The maximum loan outstanding amount during the period was $26,363,000. At October 31, 2015, the Fund did not have an outstanding loan amount.

Note 8. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

Prudential Global Real Estate Fund	39

Financial Highlights

Class A Shares
	Seven Months Ended October 31,		Year Ended March 31,
	2015(f)		2015	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$25.36		$22.59	$22.84	$19.79	$19.43	$16.83
Income (loss) from investment operations
Net investment income	.17		.36	.33	.33	.33	.35
Net realized and unrealized gain (loss) on investment transactions	(.87)		3.06	(.15)	3.39	.37	2.75
Total from investment operations	(.70)		3.42	.18	3.72	.70	3.10
Less Dividends:
Dividends from net investment income	(.30)		(.65)	(.43)	(.67)	(.34)	(.50)
Net asset value, end of period	$24.36		$25.36	$22.59	$22.84	$19.79	$19.43
Total Return(a)	(2.77)%		15.26%	.92%	19.07%	3.75%	18.57%

Ratios/Supplemental Data:
Net assets, end of period (000)	$576,898		$990,774	$926,156	$679,524	$368,183	$281,427
Average net assets (000)	$762,679		$982,032	$806,577	$470,031	$302,768	$214,086
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.27%	(d)	1.27%	1.26%	1.27%	1.27%	1.30%
Expenses before waivers and/or expense reimbursement	1.27%	(d)	1.27%	1.26%	1.27%	1.27%	1.30%
Net investment income	1.17%	(d)	1.47%	1.47%	1.59%	1.77%	1.92%
Portfolio turnover	48%	(e)	53%	32%	20%	20%	29%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the period.

(c) Does not include the expenses of the underlying fund in which the Fund invests.

(d) Annualized.

(e) Not annualized.

(f) For the seven month period ended October 31, 2015. The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 2015.

See Notes to Financial Statements.

40

Class B Shares
	Seven Months Ended October 31,		Year Ended March 31,
	2015(f)		2015	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$24.93		$22.24	$22.61	$19.62	$19.29	$16.70
Income (loss) from investment operations
Net investment income	.07		.18	.18	.19	.21	.24
Net realized and unrealized gain (loss) on investment transactions	(.87)		3.01	(.16)	3.36	.34	2.70
Total from investment operations	(.80)		3.19	.02	3.55	.55	2.94
Less Dividends:
Dividends from net investment income	(.20)		(.50)	(.39)	(.56)	(.22)	(.35)
Net asset value, end of period	$23.93		$24.93	$22.24	$22.61	$19.62	$19.29
Total Return(a)	(3.20)%		14.44%	.24%	18.30%	2.97%	17.74%

Ratios/Supplemental Data:
Net assets, end of period (000)	$14,981		$17,233	$16,866	$16,721	$12,671	$14,451
Average net assets (000)	$15,836		$17,517	$17,712	$13,595	$13,320	$13,028
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.97%	(d)	1.97%	1.96%	1.97%	1.97%	2.00%
Expenses before waivers and/or expense reimbursement	1.97%	(d)	1.97%	1.96%	1.97%	1.97%	2.00%
Net investment income	.52%	(d)	.77%	.80%	.94%	1.11%	1.33%
Portfolio turnover	48%	(e)	53%	32%	20%	20%	29%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the period.

(c) Does not include the expenses of the underlying fund in which the Fund invests.

(d) Annualized.

(e) Not annualized.

(f) For the seven month period ended October 31, 2015. The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 2015.

See Notes to Financial Statements.

Prudential Global Real Estate Fund	41

Financial Highlights

continued

Class C Shares
	Seven Months Ended October 31,		Year Ended March 31,
	2015(f)		2015	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$24.92		$22.23	$22.61	$19.62	$19.29	$16.69
Income (loss) from investment operations
Net investment income	.07		.18	.17	.19	.20	.20
Net realized and unrealized gain (loss) on investment transactions	(.86)		3.01	(.16)	3.36	.35	2.75
Total from investment operations	(.79)		3.19	.01	3.55	.55	2.95
Less Dividends:
Dividends from net investment income	(.20)		(.50)	(.39)	(.56)	(.22)	(.35)
Net asset value, end of period	$23.93		$24.92	$22.23	$22.61	$19.62	$19.29
Total Return(a)	(3.16)%		14.45%	.19%	18.30%	2.97%	17.81%

Ratios/Supplemental Data:
Net assets, end of period (000)	$175,965		$191,917	$151,751	$128,517	$86,546	$68,703
Average net assets (000)	$181,798		$178,177	$146,043	$99,523	$78,213	$47,954
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.97%	(d)	1.97%	1.96%	1.97%	1.97%	2.00%
Expenses before waivers and/or expense reimbursement	1.97%	(d)	1.97%	1.96%	1.97%	1.97%	2.00%
Net investment income	.52%	(d)	.75%	.79%	.92%	1.06%	1.14%
Portfolio turnover	48%	(e)	53%	32%	20%	20%	29%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the period.

(c) Does not include the expenses of the underlying fund in which the Fund invests.

(d) Annualized.

(e) Not annualized.

(f) For the seven month period ended October 31, 2015. The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 2015.

See Notes to Financial Statements.

42

Class Q Shares
	Seven Months Ended October 31, 2015(g)		Year Ended March 31, 2015	August 23, 2013(d) through March 31, 2014
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$25.45		$22.69	$21.46
Income (loss) from investment operations
Net investment income	.24		.46	.26
Net realized and unrealized gain (loss) on investment transactions	(.87)		3.08	1.15
Total from investment operations	(.63)		3.54	1.41
Less Dividends:
Dividends from net investment income	(.37)		(.78)	(.18)
Net asset value, end of period	$24.45		$25.45	$22.69
Total Return(a)	(2.47)%		15.77%	6.60%

Ratios/Supplemental Data:
Net assets, end of period (000)	$304,042		$237,692	$54,236
Average net assets (000)	$279,379		$140,024	$39,266
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	.80%	(c)	.81%	.83%	(c)
Expenses before waivers and/or expense reimbursement	.80%	(c)	.81%	.83%	(c)
Net investment income	1.68%	(c)	1.84%	1.93%	(c)
Portfolio turnover	48%	(f)	53%	32%	(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the period.

(c) Annualized.

(d) Commencement of operations.

(e) Does not include the expenses of the underlying fund in which the Fund invests.

(f) Not annualized.

(g) For the seven month period ended October 31, 2015. The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 2015.

See Notes to Financial Statements.

Prudential Global Real Estate Fund	43

Financial Highlights

continued

Class R Shares
	Seven Months Ended October 31,		Year Ended March 31,
	2015(f)		2015	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$25.31		$22.55	$22.82	$19.77	$19.42	$16.81
Income (loss) from investment operations
Net investment income	.14		.30	.29	.29	.28	.30
Net realized and unrealized gain (loss) on investment transactions	(.88)		3.06	(.16)	3.39	.37	2.76
Total from investment operations	(.74)		3.36	.13	3.68	.65	3.06
Less Dividends:
Dividends from net investment income	(.27)		(.60)	(.40)	(.63)	(.30)	(.45)
Net asset value, end of period	$24.30		$25.31	$22.55	$22.82	$19.77	$19.42
Total Return(a)	(2.92)%		15.03%	.72%	18.89%	3.50%	18.37%

Ratios/Supplemental Data:
Net assets, end of period (000)	$24,507		$24,002	$14,014	$13,078	$5,523	$3,032
Average net assets (000)	$23,797		$19,001	$14,324	$8,527	$4,203	$1,823
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.47%	(d)	1.47%	1.46%	1.47%	1.47%	1.50%
Expenses before waivers and/or expense reimbursement	1.72%	(d)	1.72%	1.71%	1.72%	1.72%	1.75%
Net investment income	1.01%	(d)	1.22%	1.31%	1.36%	1.52%	1.64%
Portfolio turnover	48%	(e)	53%	32%	20%	20%	29%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the period.

(c) Does not include the expenses of the underlying fund in which the Fund invests.

(d) Annualized.

(e) Not annualized.

(f) For the seven month period ended October 31, 2015. The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 2015.

See Notes to Financial Statements.

44

Class Z Shares
	Seven Months Ended October 31,		Year Ended March 31,
	2015(f)		2015	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$25.46		$22.69	$22.93	$19.85	$19.50	$16.89
Income (loss) from investment operations
Net investment income	.22		.43	.39	.39	.38	.37
Net realized and unrealized gain (loss) on investment transactions	(.89)		3.07	(.15)	3.42	.36	2.80
Total from investment operations	(.67)		3.50	.24	3.81	.74	3.17
Less Dividends:
Dividends from net investment income	(.34)		(.73)	(.48)	(.73)	(.39)	(.56)
Net asset value, end of period	$24.45		$25.46	$22.69	$22.93	$19.85	$19.50
Total Return(a)	(2.62)%		15.60%	1.22%	19.50%	3.99%	18.97%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,370,204		$2,573,401	$1,967,200	$1,114,469	$517,935	$324,886
Average net assets (000)	$2,429,133		$2,316,203	$1,626,256	$723,880	$406,631	$191,320
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.97%	(d)	.97%	.96%	.97%	.97%	1.00%
Expenses before waivers and/or expense reimbursement	.97%	(d)	.97%	.96%	.97%	.97%	1.00%
Net investment income	1.52%	(d)	1.75%	1.75%	1.86%	2.03%	2.01%
Portfolio turnover	48%	(e)	53%	32%	20%	20%	29%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the period.

(c) Does not include the expenses of the underlying fund in which the Fund invests.

(d) Annualized.

(e) Not annualized.

(f) For the seven month period ended October 31, 2015. The Fund changed its fiscal year end from March 31 to October 31, effective October 31, 2015.

See Notes to Financial Statements.

Prudential Global Real Estate Fund	45

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 12:

We have audited the accompanying statement of assets and liabilities of Prudential Global Real Estate Fund, a series of Prudential Investment Portfolios 12 (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the seven-month period ended October 31, 2015 and the year ended March 31, 2015, the statements of changes in net assets for the seven-month period ended October 31, 2015 and for each of the years in the two-year period ended March 31, 2015, and the financial highlights for the seven-month period ended October 31, 2015 and each of the years in the five-year period ended March 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the years or periods described in the above paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 10, 2015

46

Federal Income Tax Information

(Unaudited)

For the period ended October 31, 2015, the Fund reports the maximum amount allowable, but not less than 37.24% of the ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

In January 2016, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends received by you in calendar year 2015.

Prudential Global Real Estate Fund	47

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Global Real Estate Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Stephen G. Stoneburn, 2001; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Global Real Estate Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Global Real Estate Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Global Real Estate Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”), which provides subadvisory services to the Fund through its Prudential Real Estate Investors unit (“PREI”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations,

[1]	Prudential Global Real Estate Fund is a series of Prudential Investment Portfolios 12.

Prudential Global Real Estate Fund

Approval of Advisory Agreements (continued)

the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PREI. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PREI, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PREI, and also considered the qualifications, backgrounds and responsibilities of PREI’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s, PIM’s and PREI’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI, PIM and PREI. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PI, PIM and PREI. The Board noted that PREI and PIM are affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM through PREI, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM through PREI under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board considered information provided by PI regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PI’s investment in the Fund over time. The Board noted that economies of scale, if any, may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential Global Real Estate Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2014.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended March 31, 2014. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Global Real Estate Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	2nd Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Global Real Estate Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Real Estate Investors	7 Giralda Farms Madison, NJ 07940

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Global Real Estate Fund, Prudential Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL GLOBAL REAL ESTATE FUND

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PURAX	PURBX	PURCX	PGRQX	PURRX	PURZX
CUSIP	744336108	744336207	744336306	744336876	744336405	744336504

MF182E    0286100-00001-00

Item 2 –	Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 –	Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 –	Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal period April 1, 2015 through October 31, 2015 and the fiscal years ended March 31, 2015 and March 31, 2014, KPMG LLP (“KPMG”), the Fund’s principal accountant, billed the Fund $26,265, $25,750, and $25,750, respectively, for professional services rendered for the audit of the Fund’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal period April 1, 2015 through October 31, 2015 and the fiscal years ended March 31, 2015 and March 31, 2014: none.

(c) Tax Fees

For the fiscal period April 1, 2015 through October 31, 2015 and the fiscal years ended March 31, 2015 and March 31, 2014: none.

(d) All Other Fees

For the fiscal period April 1, 2015 through October 31, 2015 and the fiscal years ended March 31, 2015 and March 31, 2014: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal period April 1, 2015 through October 31, 2015 and the fiscal years ended March 31, 2015 and March 31, 2014: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the fund for the fiscal period April 1, 2015 through October 31, 2015 and the fiscal years ended March 31, 2015 and March 31, 2014 was $0, $0, and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 12

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 18, 2015

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	December 18, 2015